COMMERCIAL LEASE WITH OPTION TO PURCHASE

AGENCY RELATIONSHIP CONFIRMATION. The following agency relationship is hereby confirmed for this transaction and supersedes any prior agency election:

      LISTING AGENT: ____________________________ is the agent of (check one):

       / / THE SELLER EXCLUSIVELY; OR / / BOTH THE BUYER AND THE SELLER.

      SELLING  AGENT:  ______________________________  (if not  the  same as the
Listing Agent) is the agent of (check one):

       / / THE BUYER EXCLUSIVELY, OR / / THE SELLER EXCLUSIVELY; OR / / BOTH THE BUYER AND THE SELLER. NOTE: THIS CONFIRMATION DOES NOT TAKE THE PLACE OF THE AGENCY DISCLOSURE FORM WHICH MAYBE REQUIRED BY LAW.
RECEIVED FROM          Vinifera.  Inc        hereinafter  referred to as LESSEE.
             --------------------------------
the sum of $           (                                               dollars).
            ----------- -----------------------------------------------
evidenced by                                   as a deposit which will belong to
            -----------------------------------
Lessor and will be applied as follows:

                                                                       TOTAL          RECEIVED        BALANCE DUE PRIOR TO OCCUPANCY
Rent for the period from March 15 to March 31 .................$      6500.00           $     0                $ ____________
                         --------    --------
 Security deposit (not applicable toward last months rent) ....$      1300.00           $     0                $ ____________
Other .........................................................$                        $                      $ ____________
TOTAL .........................................................$     19,500.00          $     0                $ ____________

      In the event this Lease is not accepted by the Lessor WITHIN N/A DAYS, the total deposit received will be refunded. Lessee offers to lease from Lessor the premises situated in the City of PETALUMA County of SONOMA, State of CALIFORNIA, 2645 BODEGA AVE , commonly known as "A PORTION OF "SEE ADDENDUM 1, 1 & EXHIBIT A, B, C, D, consisting of approximately 130,000 square feet, upon the following terms and conditions:
1.   TERM. The term will commence on APRIL 1, 1999 , and end on MARCH 31 , 2004.
2. RENT. The total rent will be $ 780,000.00 , payable at $ 13, 000.00 per month (based on first year's rates) payable on the 1ST day of each month. All rents will be paid to Lessor or his or her authorized agent, at the following address 2647 BODEGA AVE--LOUIS NEVE--NEVE BROTHERS ROSES. or at such other places as may be designated by Lessor from time to time. In the event rent is not paid within 5 days after due date, Lessee agrees to pay a late charge of $ 650.00 plus interest at 8 % per annum on the delinquent amount. Lessee further agrees to pay $ 150.00 for each dishonored bank check. The late charge period is not a grace period, and Lessor is entitled to make written demand for any rent if not paid when due.
3. USE. The premises are to be used for the operation of GRAPE VINE PRODUCTION AND GRAFTING , and for no other purpose, without prior written consent of Lessor. Lessee will not commit any waste upon the premises, or any nuisance or act, which may disturb the quiet enjoyment of any tenant in the building.
4. USES PROHIBITED. Lessee will not use any portion of the premises for purposes other than those specified. No use will be made or permitted to be made upon the premises, nor acts done, which will increase the existing rate of insurance upon the property, or cause cancellation of insurance policies covering the property. Lessee will not conduct or permit any sale by auction on the premises.
5. ASSIGNMENT AND SUBLETTING. Lessee will not assign this Lease or sublet any portion of the premises without prior written consent of the Lessor, which will not be unreasonably withheld. Any such assignment or subletting without consent will void and, at the option of the Lessor, will terminate this Lease.
6. ORDINANCES AND STATUTES. Lessee will comply with all statutes, ordinances, and requirements of all municipal, state and federal authorities now in force or which may later be in force, regarding the use of the premises.
     The commencement or pendency of any state or federal court abatement proceeding affecting the use of the premises will, at the option of the Lessor, be deemed a breach of this Lease.
7. MAINTENANCE, REPAIRS, ALTERATIONS. Unless otherwise indicated, Lessee acknowledges that the premises are in good order and repair. Lessee will at his or her own expense, maintain the premises in a good and safe condition, including plate glass electrical wiring, plumbing and heating and air conditioning installations, and any other system or equipment. The premises will be surrendered at termination of the Lease, in as good condition as received, normal wear and tear excepted. Lessee will be responsible for all repairs required, except the following which will be maintained by Lessor: roof, exterior walls, structural foundations (including any retrofitting required by governmental authorities) and: BOILER AND HEATING SYSTEMS Lessee /x/ will, / / will not maintain the property adjacent to the premises, such as sidewalks, driveways, lawns, and shrubbery, which would otherwise be maintained by Lessor.
     No improvement or alteration of the premises will be made without the prior written consent of the Lessor. Prior to the commencement of any substantial repair, improvement, or alteration, Lessee will give Lessor at least two
     (2) DAYS WRITTEN NOTICE in order that Lessor may post appropriate notices to avoid any liability for liens.

     LESSEE [ JB ] [    ] AND LESSOR [ LN ] [    ] HAVE READ THIS PAGE.

 Property Address    2645 BODEGA AVE. - "A PORTION OF"
                     -----------------------------------------------------------

8. ENTRY AND INSPECTION. Lessee will permit Lessor or Lessor's agents to enter the premises at reasonable times and upon reasonable notice for the purpose of inspecting the premises, and will permit Lessor, at any time within sixty (60)days prior to the expiration of this Lease, to place upon the premises any usual "For Lease" signs, and permit persons desiring to lease the premises at reasonable times.
9.   INTENTIONALLY OMITTED.
10. POSSESSION. If Lessor is unable to deliver possession of the premises at the commencement date set forth above, Lessor will not be liable for any damage caused by the delay, nor will this Lease be void or voidable, but Lessee will not be liable for any rent until possession is delivered. Lessee may terminate this Lease if possession is not delivered within _______ days of the commencement term in Item 1.
11. LESSEE'S INSURANCE. Lessee, at his or her expense, will maintain plate glass, public liability, and property damage insurance insuring Lessee and Lessor with minimum coverage as follows: $500,000.00 - $1,000,000.00. Lessee will provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The policy will require ten (10) days written notice to Lessor prior to cancellation or material change of coverage.
12. LESSOR'S INSURANCE. Lessor will maintain hazard insurance covering one hundred percent (100%) actual cash value of the improvements throughout the Lease term. Lessor's insurance will not insure Lessee's personal property, leasehold improvements, or trade fixtures.
13. SUBROGATION. To the maximum extent permitted by insurance policies which may be owned by the parties, Lessor and Lessee waive any and all rights of subrogation which might otherwise exist.
14. UTILITIES. Lessee agrees that he or she will be responsible for the payment of all utilities, including electricity, heat and other services delivered to the premises, except: His prorated share of gas for Boiler.
15. SIGNS. Lessee will not place, maintain, nor permit any sign or awning on any exterior door, wall, or window of the premises without the express written consent of Lessor, which will not be unreasonably withheld, and of appropriate governmental authorities.
16. ABANDONMENT OF PREMISES. Lessee will not vacate or abandon the premises at any time during the term of this Lease. If Lessee does abandon or vacate the premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Lessee left on the premises will be deemed to be abandoned, at the option of Lessor.
17. CONDEMNATION. If any part of the premises is condemned for public use, and a part remains which is susceptible of occupation by Lessee, this Lease will, as to the part taken, terminate as of the date of condemnor acquires possession. Lessee will be required to pay such proportion of the rent of the remaining term as the value of the premises remaining bears to the total value of the premises the date of condemnation; provided, however, that either party may, at his or her option, terminate this Lease as of the date of condemnor acquires possession. In the event to that the premises are condemned in whole, or the remainder is not susceptible for use by the Lessee, this Lease will terminate upon the date which the condemnor acquires possession. All sums which may be payable on account of any condemnation will belong solely to the Lessor; except that Lessee will be entitled to retain any amount awarded to him or her for his or her trade fixtures and moving expenses.
18. TRADE FIXTURES. Any and all improvements made to the premises during the term will belong to the Lessor, except trade fixtures of the Lessee. Lessee may, upon termination, remove all his or her trade fixtures, but will pay for all costs necessary to repair any damage to the premises occasioned by the removal.
19. DESTRUCTION OF PREMISES. In the event of a partial destruction of the premises during the term, from any cause except acts or omission of Lessee, Lessor will promptly repair the premises, provided that such repairs can be reasonably made WITHIN SIXTY (60) DAYS. Such partial destruction will not terminate this Lease, except that Lessee will be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which making of such repairs interferes with the business of Lessee on the premises. If the repairs cannot be made WITHIN SIXTY (60) DAYS, this Lease may be terminated at the option of either party by giving written notice to the other party WITHIN THE SIXTY (60) DAY PERIOD.
20. HAZARDOUS MATERIALS. Lessee will not use, store, or dispose of any hazardous substances upon the premises, except the use and storage of such substances that are customarily used in Lessee's business, and are in compliance with all environmental laws. Hazardous substances means any hazardous waste, substance or toxic materials regulated under any environmental laws or regulations applicable to the property. Lessee will be responsible for the cost of removal of any toxic contamination caused by lessee's use of the premises.
21. INSOLVENCY. The appointment of a receiver, an assignment for the benefits of creditors, or the filing of a petition in bankruptcy by or against Lessee, will constitute a breach of this Lease by Lessee.
22. DEFAULT. In the event of any breach of this Lease by Lessee, Lessor may, at his or her option, terminate the Lease and recover from Lessee: (a) the wroth at the time of award of the unpaid rent which had been earned at the time of termination; (b) the worth a the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the

     LESSEE [ JB ] [    ] AND LESSOR [ LN ] [    ] HAVE READ THIS PAGE.

Property Address   2645 BODEGA AVE. - "A PORTION OF"
                   -------------------------------------------------------------

     time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (d) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform his or her obligations under the Lease or which in the ordinary course of things would be likely to result therefrom.
          Lessor may, in the alternative, continue this Lease in effect, as long as Lessor does not terminate Lessees' right to possession, and Lessor may enforce all of Lessor's rights and remedies under the Lease, including the right to re over the rent as it becomes due under the Lease. If said breach of Lease continues, Lessor may, at any time thereafter, elect to terminate the Lease.
          These provisions will not limit any other rights or remedies which Lessor may have.
 23. SECURITY. The security deposit will secure the performance of the Lessee's obligations. Lessor may, but will not be obligated to, apply all or portions of the deposit on account of Lessee's obligations. Any balance remaining upon termination will be returned to Lessee. Lessee will not have the right to apply the security deposit In payment of the last month's rent.
 24. DEPOSIT REFUNDS.  The balance of all deposits will be refunded WITHIN THREE
     (3) WEEKS (or as otherwise required by law), from date possession is delivered to Lessor or his or her authorized agent, together with a statement showing any charges made against the deposits by Lessor.
 25. ATTORNEY FEES. In any action or proceeding involving a dispute between Lessor and Lessee arising out of this Lease, the prevailing party will be entitled to reasonable attorney fees.
 26. WAIVER. No failure of Lessor to enforce any term of this Lease will be deemed to be a waiver.
 27. NOTICES. Any notice which either party may or is required to give, will be given by mailing the notice, postage prepaid, to Lessee at the premises, or to Lessor at the address shown in Item 2, or at such other places as may be designated in writing by the parties from time to time. Notice will be effective FIVE (5) DAYS AFTER MAILING, or on personal delivery, or when receipt is acknowledged in writing.
 28. HOLDING OVER. Any holding over after the expiration of this Lease, with the consent of Owner, will be a month-to-month tenancy at a monthly rent of $ 14,950.00 , payable in advance and otherwise subject to the terms of this Lease, as applicable, until either party will terminate the tenancy by giving the other party THIRTY (30) DAYS WRITTEN NOTICE.
 29. TIME. Time is of the essence of this Lease.
 30. HEIRS, ASSIGNS, SUCCESSORS. This Lease is binding upon and inures to the benefit of the heirs, assigns, and successors of the parties.
 31. INTENTIONALLY OMITTED.
 32. INTENTIONALLY OMITTED.
 33. OPTION. So long as Lessee is not in default in the performance of any term of this Agreement, Lessee will have the option to purchase the real property for a purchase price of $2,450,000.00 (Two mill. four hund fifty the dollars), upon the following terms and conditions.
     a. DISCLAIMER. The parties acknowledge that availability of financing and other purchase costs cannot be ascertained with certainty. Therefore, the parties agree that these items will not be conditions of performance of this Agreement. The parties acknowledge that they have not relied upon any representations or warranties by the Broker or Lessor in this regard.
     b. FIXTURES. All improvements, fixtures, attached floor coverings, draperies including hardware, shades, blinds, window and door screens, storm sash, combination doors, awnings, outdoor plants potted or otherwise, trees, and items permanently attached to the real property are included in the sale, free of liens, unless specifically excluded.
     c. PERSONAL PROPERTY. The following personal property, on the premises when inspected by Lessee, are included in the purchase price and will be transferred by a Warranty Bill of Sale at close of escrow:

         ----------------------------------------------------------------------.
     d. ENCUMBRANCES. In addition to any encumbrances assumed by Lessee, Lessee will take title to the property subject to: [1] real estate taxes not yet due; and [2] covenants, conditions, restrictions, reservations, rights, rights of way and easements of record, if any, which do not materially affect the value or intended use of the property. The amount of any bond or assessment which is a lien will be assumed by Lessee without credit toward the purchase price, except:

         ----------------------------------------------------------------------.
     e. EXAMINATION OF TITLE. WITHIN FIFTEEN (15) DAYS AFTER THE EXERCISE OF THIS OPTION, Lessee will examine the title to the property and report in writing any valid objections. Any exceptions to the title which would be disclosed by


     LESSEE [ JB ] [ LN ] AND LESSOR [ LN ] [    ] HAVE READ THIS PAGE.

Property Address   2645 BODEGA AVE. - "A PORTION OF"
                   -------------------------------------------------------------

         examination of the records will be deemed to have been accepted unless reported in writing WITHIN THE FIFTEEN (15) DAYS. If Lessee objects to any exceptions to the title, Lessor will use due diligence to remove such exceptions at his or her own expense WITHIN SIXTY (60) DAYS. If such exceptions cannot in good faith be removed WITHIN SIXTY (60) DAYS, Lessee may terminate the Agreement unless he or she elects to purchase the property subject to the exceptions.
     f. EVIDENCE OF TITLE. Evidence of title will be in the form of /X/ a policy of title insurance, / / other to be paid for by BUYER.
     g. CLOSING COSTS. Escrow fees and other closing costs will be paid in accordance with local custom, except as otherwise provided in this Agreement.
     h. CLOSE OF ESCROW. WITHIN 90 DAYS AFTER EXERCISE OF THE OPTION, or upon removal of any exceptions to the title by the Lessor, as provided above, whichever is later, both parties will deposit with an authorized escrow holder, to be selected by the Lessee, all funds and instruments necessary to complete the sale in accordance with the terms and conditions of this Agreement. The representations and warranties contained in this Agreement will survive close of escrow.
     i. PRORATIONS. Rents and taxes will be prorated as of recordation of deed. Security deposits, advance rentals, or considerations involving future lease credits will be credited to Lessee.
     j. EXPIRATION OF OPTION. This Option may be exercised at any time after MARCH 31, 2004, 19 ___, and will expire at midnight MARCH 31, 2005, 19___. Upon expiration Lessor will be released from any obligation to sell the property to Lessee. If requested, Lessee will execute a quit claim deed to evidence the termination of the Option.
     k. EXERCISE OF OPTION. The Option will be exercised by mailing or delivering written notice to the Lessor and by an additional payment, on account of the purchase price, in the amount of $ 25,000.00 (Twenty Five THOUSAND AND 00/100 ----------------- DOLLARS) for account of Lessor to the authorized escrow holder referred to above, prior to the expiration date of the Option.
              Notice. If mailed, the exercise option will be by certified mail, postage prepaid, to the Lessor at the address set forth in Item 2, and will be deemed to have been given on the day following deposit in the U.S. Mail.
              In the event the Option is exercised, the consideration paid for the Option and 0 % of the rent paid by Lessee prior to the exercise of the Option will be credited toward the purchase price.

THE UNDERSIGNED LESSEE HEREBY ACKNOWLEDGES THAT HE OR SHE HAS THOROUGHLY READ AND APPROVED EACH OF THE PROVISIONS CONTAINED IN THIS OFFER, AND AGREES TO THE TERMS AND CONDITIONS SPECIFIED.

Lessee   /s/ J. Bouchaert           Date   3/25/99     Lessee        Date
      -----------------------------      -------------        ------      ---
        Joseph Bouckaert, President

Receipt for deposit acknowledged by                                  Date
                                   ----------------------------------     ---


                                   ACCEPTANCE

THE UNDERSIGNED LESSOR ACCEPTS THE FOREGOING OFFER AND GRANTS THE OPTION TO PURCHASE SET FORTH ABOVE.

NOTICE: THE AMOUNT OR RATE OF REAL ESTATE COMMISSIONS IS NOT FIXED BY LAW. THEY ARE SET BY EACH BROKER INDIVIDUALLY AND MAY BE NEGOTIABLE BETWEEN THE SELLER AND BROKER.

34. COMMISSION. Upon execution, the Lessor agrees to pay to __________________, the Broker in this transaction, ______% of the option consideration for securing the Option plus the sum of $ ___________ (________________________________________________ dollars) for leasing services rendered and authorizes Broker to deduct this sum from the deposit received from Lessee. In the event the Option is exercised, the Lessor agrees to pay Broker the additional sum of $ _____________________ (_____________________________________________ dollars) from sale proceeds at close of escrow. This Agreement will not limit the rights of Broker provided for in any listing or other agreement which may be in effect between Lessor and Broker. In any action for commission the prevailing party will be entitled to reasonable attorney fees, whether or not the action proceeds to trial or final judgment.

Lessor acknowledges that he or she has read and understands the provisions of this Agreement, agrees to the terms and conditions specified, and acknowledges receipt of a copy.

Lessor    /s/ Louis Neve                              Date      3/25/99
       -------------------------------------------         ---------------------
          Louis Neve

Lessor ___________________________________________    Date _____________________

THE LESSEE HEREBY  ACKNOWLEDGES  RECEIPT OF A COPY OF THE ACCEPTED  AGREEMENT ON
(DATE) ___________. [____][____] (INITIALS).

                                 ADDENDUM NO. 1

To Agreement dated MARCH 18, 1999 between Vinifera, And LOUIS NEVE, concerning property located at 2645 BODEGA AVENUE
                       "A PORTION OF" PETALUMA, CA 94952

         The parties agree as follows:

1.) April 1, 2004 - The lessee shall have the right to extend his lease to March 31, 2009, for $14,950.00 per month with all other Terms and Conditions remaining the same.

2.) April 1, 2009 - The lessee shall have the right to extend his lease to March 31, 2014, for $17,190.000 per month with all other Terms and Conditions remaining the same.

3.) $45,000 .00 shall be due and payable not later than May 31, 1999. These monies are the Aggregate funds payable in Rent and Deposits for the period March 15, 1999 - May 31, 1999.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


This Addendum, upon its execution by both parties, is made a part of the above Agreement.

Lessor  /s/ Louis Neve                               Date       3/25/99
       -------------------------------------------        ----------------------
        Louis Neve

Seller/Lessor                                        Date
              ------------------------------------        ----------------------


Buyer/Lessee     /s/ J. Bouckaert                   Date        3/25/99
             ------------------------------------        -----------------------
                J. Bouckaert, President

Buyer/Lessee                                         Date
             -------------------------------------        ----------------------

                                   DESCRIPTION


FIRST TRACT:

BEGINNING IN THE CENTER OF A CREEK, AT A POINT IN THE DIVIDING LINE BETWEEN THE LANDS OF HENRY HASPER AND THE LANDS NOW OR FORMERLY OF ALKIRE, WHICH POINT OF BEGINNING IS NORTH 89o 30' EAST, 10.79 CHAINS FROM THE SOUTHWESTERLY CORNER OF THE LANDS OF HASPER, WHICH SAID CORNER IS THE DIVIDING LINE BETWEEN THE LANDS OF HASPER AND ALBERTS; RUNNING THENCE FROM SAID POINT OF BEGINNING, SOUTH 89o 30' WEST, 10.79 CHAINS TO THE DIVIDING LINE BETWEEN THE LANDS OF ALBERTS AND THE LANDS OF HASPER; THENCE NORTH 30o WEST, 4.10 CHAINS; THENCE NORTH 89o 45' WEST,
0.33 CHAINS; THENCE NORTH 9o 15; WEST, 1.82 CHAINS; THENCE NORTH 62o 30' EAST,
11.47 CHAINS TO THE CENTER OF A CREEK; THENCE SOUTHERLY FOLLOWING THE MEANDERINGS OF SAID CREEK, TO THE POINT OF BEGINNING.

APN 021-010-001

SECOND TRACT:

FIRST PARCEL:

BEGINNING AT THE SOUTHEAST CORNER OF THE PROPERTY SITUATED ON THE SOUTH SIDE OF THE PETALUMA AND BLOOMFIELD ROAD, KNOWN AS THE LIBERTY RACE TRACT PROPERTY; AND FROM THENCE NORTH 44o 40' WEST, 32.10 CHAINS; THENCE NORTH 46o 40' WEST, 10.21 CHAINS; THENCE NORTH 57o WEST, 1.88 CHAINS; THENCE SOUTH 1o 00' WEST, 7.85 CHAINS; THENCE SOUTH 37o 30' WEST, 1.68 CHAINS; THENCE SOUTH 19o WEST, 1.38 CHAINS; THENCE SOUTH 3o 30' WEST, 1.43 CHAINS; THENCE SOUTH 6o 30' EAST, 2 CHAINS; THENCE SOUTH 8o 30' EAST, 6.79 CHAINS; THENCE SOUTH 88o 30' EAST, 0.32 CHAINS; THENCE SOUTH 11.30 CHAINS; THENCE EAST, 29.32 CHAINS; FROM THENCE NORTH 1o 15' EAST, 1.33 CHAINS TO THE PLACE OF BEGINNING. BEING THE SAME LANDS AS WERE CONVEYED TO JAMES LOUGHNANE BY VINCENT LIBERTY BY DEED DATED SEPTEMBER 12, 1871 AND RECORDED IN BOOK 35 OF DEEDS, PAGE 154, SONOMA COUNTY RECORDS.

APN 021-010-002

EXCEPTING THEREFROM THE LAND HERETOFORE CONVEYED BY SAID JAMES LOUGHNANE TO JOHN
R. DAVIS, BY DEED DATED SEPTEMBER 20, 1871, AND RECORDED IN BOOK 35 OF DEEDS, PAGE 177, SONOMA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THE LAND DESCRIBED IN A DEED FROM SAID JAMES LOUGHNANE AND WIFE, TO WILLIAM SEXTON, DATED MAY 17, 1873 AND RECORDED IN BOOK 41 OF DEEDS, PAGE 342, SONOMA COUNTY RECORDS. EACH TRACT OF LAND COVERED BY SAID TWO EXCEPTIONS CONSISTING OF 12 ACRES EACH, MORE OR LESS, AND BEING EACH ON THE SOUTHERLY SIDE OF SAID PETALUMA AND BLOOMFIELD ROAD AND BEING THE SOUTHERLY PART OF THE FIRST PARCEL HEREIN DESCRIBED.

ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PORTION THEREOF:

BEGINNING IN THE CENTER OF A CREEK AT A POINT IN THE DIVIDING LINE BETWEEN THE LANDS OF HENRY HASPER AND THE LANDS NOW OR FORMERLY OF ALKIRE, WHICH POINT OF BEGINNING IS NORTH 89o 30' EAST, 10.79 CHAINS FROM THE SOUTHWESTERLY CORNER OF THE LANDS OF HASPER, WHICH SAID CORNER IS IN THE DIVIDING LINE BETWEEN THE LANDS OF HASPER AND ALBERTS; RUNNING THENCE FROM SAID POINT OF BEGINNING, SOUTH 89o 30'


                                                           /s/JB  /s/LN

WEST, 10.79 CHAINS TO THE DIVIDING LINE BETWEEN THE LANDS OF ALBERTS AND THE LANDS OF HASPER; THENCE NORTH 30o WEST, 4.10 CHAINS; THENCE NORTH 89o 45' WEST,
0.33 CHAINS; THENCE NORTH 9o 15' WEST, 1.82 CHAINS; THENCE NORTH 62o 30' EAST,
11.47 CHAINS TO THE CENTER OF A CREEK; THENCE SOUTHERLY FOLLOWING THE MEANDERINGS OF SAID CREEK TO THE POINT OF BEGINNING.

SECOND PARCEL:

A RIGHT OF WAY OF A UNIFORM WIDTH OF 10 FEET DESCRIBED AS FOLLOWS:

 BEGINNING AT A POINT ON THE NORTHERLY LINE OF THE ABOVE DESCRIBED LAND, WHICH POINT OF BEGINNING IS 53 FEET SOUTHWESTERLY FROM TAE WESTERLY END OF A BRIDGE ACROSS THE CREEK ABOVE MENTIONED; THENCE NORTHEASTERLY 53 FEET TO SAID BRIDGE; THENCE NORTHEASTERLY 311 FEET TO THE COUNTY ROAD LEADING FROM PETALUMA TO BLOOMFIELD,

ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PORTION THEREOF:

BEING A PORTION OF THE HENRY HASPER RANCH, SO-CALLED, AND WHICH SAID PORTION HEREBY CONVEYED IS DESCRIBED AS FOLLOWS:

COMMENCING AT A 6 INCH BY 6 INCH POST IN A GATEWAY ON THE SOUTH SIDE OF THE PETALUMA AND BLOOMFIELD ROAD, WHICH POST IS 35.10 CHAINS NORTHWESTERLY FROM THE SOUTHEAST CORNER OF THE PROPERTY KNOWN AS THE LIBERTY RACE TRACT; THENCE ALONG A FENCE SOUTH 59o 45' WEST, 9.17 CHAINS TO A STAKE; THENCE ALONG A FENCE AND THE LANDS OF THE HEIRS OF LEWIS VESTAL, DECEASED, NORTH 18o 45' EAST, 1.06 CHAINS; NORTH 33o 45' EAST, 0.92 CHAINS; NORTH 41o 30' EAST, 0.61 CHAINS; AND NORTH 0o 15' EAST, 8.42 CHAINS TO THE CENTERLINE OF THE 46o 45' EAST, 7.21 CHAINS TO A POINT IN LINE WHICH WITH THE POST AND FENCE FIRST MENTIONED; THENCE SOUTH 59o 45' WEST, 0.49 CHAINS TO THE POINT OF BEGINNING. BEARINGS TRUE. BEING THE NORTHWESTERLY CORNER OF THE TRIANGULAR PIECE OF LAND CONVEYED TO JAMES LOUGHNANE BY VINCENT LIBERTY BY DEED DATED SEPTEMBER 12, 1871, AND RECORDED IN BOOK 35 OF DEEDS, PAGE 154, SONOMA COUNTY RECORDS. BEING THE SAME PROPERTY CONVEYED BY DEED DATED OCTOBER 21, 1913, BY HENRY HASPER TO EDWARD LAWRENCE AND MARY LAWRENCE, HIS WIFE, AND RECORDED OCTOBER 22, 1913, IN BOOK 316 OF DEEDS, PAGE 166, SONOMA COUNTY RECORDS, WHICH DEED IS HEREBY REFERRED TO AND MADE A PART HEREOF.

ALSO EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PORTION THEREOF. BEING A PORTION OF THE PROPERTY SITUATED ON THE SOUTH SIDE OF THE PETALUMA AND BLOOMFIELD ROAD, KNOWN AS THE LIBERTY RACE TRACT PROPERTY, DEEDED TO WILLIAM HASPER AND HENRY HASPER, BY DEED DATED DECEMBER 1, 1903 AND RECORDED IN BOOK 208 OF DEEDS, PAGE 210, SONOMA COUNTY RECORDS, BEING MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THE ABOVE MENTIONED TRACT; THENCE ALONG THE NORTHERLY LINE OF THE A.B. SILVA TRACT, SOUTH 20o 38' WEST, 467.30 FEET; THENCE SOUTH 89o 13 WEST, 174.45 FEET; THENCE NORTH 20o 38' EAST, 605.00 FEET TO A POINT IN THE CENTER OF THE PETALUMA AND BLOOMFIELD ROAD; THENCE SOUTH 44o 52' EAST, 178.47 FEET TO THE POINT OF BEGINNING.


                                                           /s/JB  /s/LN

          RECORDING REQUESTED BY AND
          WHEN RECORDED RETURN TO:


          HAAS & NAJARIAN
          58 Maiden Lane, Second Floor
          San Francisco, CA 94108
          Attention: Robert C. Nicholas

          MAIL TAX STATENMENTS TO:

          Vinifera, Inc.
          4288 Bodega Avenue
          Petaluma, CA  94952


--------------------------------------------------------------------------------
                       SPACE ABOVE THIS LINE RESERVED FOR RECORDER'S USE

                        MEMORANDUM OF OPTION TO PURCHASE

              This Memorandum of Option ("Memorandum') is made as of March 25, 1999, by and between Louis Neve ("Optionor") and Vinifera, Inc., a California corporation ("Optionee').

              1. Optionor hereby grants to Optionee an option to purchase (the "Option) all of that certain real property commonly known as 2645 Bodega Avenue, Petaluma, California 94952 (the "Property"), as depicted in EXHIBIT "A" attached hereto and incorporated herein. Said Property consists of approximately two hundred thousand (200,000) square feet of greenhouse space plus approximately nine (9) acres of land.

              2. The specific terms and conditions of Optionee's Option are set forth in the Commercial Lease With Option to Purchase (the "Agreement") dated March 25, 1999. All of the terms and conditions of The Agreement are incorporated herein by this reference.

              3. The term of the Option expires at midnight on March 31, 2005.

              4. Any party who is interested in acquiring an interest in the Property should contact the Optionor and Optionee. Optionor's address is:

                           For Louis Neve:    410 Petaluma Blvd. So.
                           c/o Aldo Baccala   Suite D
                                              P.O. Box 259
                                              Petaluma, CA 94953

                      Optionee's address is:

                           Vinifera, Inc., 4288 Bodega Avenue, Petaluma, CA
                           94952.

         IN WITNESS WHEREOF, the parties hereto have executed this Memorandum as of the date first above written.


         OPTIONOR:                      OPTIONEE:

                                        VINIFERA, INC., A CALIFORNIA CORPORATION
          /s/ Louis Neve
         ------------------------
             LOUIS NEVE
                                        By:     /s/ J. Bouckaert
                                           -------------------------------------
                                               Joseph Bouckaert, President
                                        Its:
                                           -------------------------------------

                                        By:     /s/ J. Bouckaert
                                           -------------------------------------
                                                Joseph Bouckaert, Secretary
                                        Its:
                                            ------------------------------------

                                                                  /s/JB  /s/LN

STATE OF CALIFORNIA    )
                       ) ss
COUNTY OF SONOMA       )

     On this 28TH day of APRIL, 1999, before me, a Notary Public, State of California, duly commissioned and sworn, personally appeared: JOSEPH A. BOUCKAERT known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same.

Official Seal:                     /s/ Dee A. J. Hernlund
                                   ---------------------------------------------
                                   Notary Public
                                   My Commission Expires:  March 28, 2003
                                                         -----------------------



DEE A. J. HERNLUND
Comm. # 1214328
NOTARY PUBLIC -CALIFORNIA
Sonoma County
My Comm. Expires Mar. 28,2003

                                       3
                                                           /s/JB  /s/LN

                                 ADDENDUM NO. 2
                   TO COMMERCIAL LEASE WITH OPTION TO PURCHACE
                   -------------------------------------------


        This Addendum No. 2 to Commercial Lease with Potion to Purchase (this "Addendurn") is made and entered into as of March 25, 1999, by and between LOUIS NEVE ("Lessor) and VINIFERA, INC., a California corporation ("Lessee").

    1. The following language is added following the word "Lessor" in the second line of Paragraph 3 of the Commercial Lease with Option to Purchase ("'Lease"): "which consent shall not be unreasonably withheld".

    2. ORDINANCES AND STATUTES. Lessor warrants and represents that the premises currently comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force. Lessor agrees to defend, indemnify and hold Lessee harmless from and against all claims, demands, causes of action, liabilities, damages, costs and expenses (including reasonable attorneys' fees, court costs, and expert witness and consultant fees) relating to or arising from Lessor's breach of this warranty and representation. Lessee shall comply with all statutes, ordinances and requirements of all. municipal, state and federal authorities which may later apply to the premises following the date of the Lease relating to or arising from Lessee's particular use of the premises. If such law compliance, however, does not relate to or apply because of Lessee's particular us of the premises but generally applies to all such buildings without regard to Lessee's particular use, Lessor, at Lessor's sole cost and expense, shall comply with such requirements."

    3. The term "and Acts of God" is inserted following the words "normal wear and tear" in the fourth line of Paragraph 7 of the Lease. Notwithstanding the language contained in Paragraph 7 of the Lease, Lessee shall have no obligation to maintain, repair of alter any part of the premises damaged by an act or omission on the part of Lessor or Lessor's employees, agents, contractors, agents and invitees. The obligation of Lessee to maintain and repair the electrical wiring, plumbing and heating and air-conditioning installations is limited to the equipment and wiring actually situated in the premised leased by Lessor to Lessee. Such obligation of Lessee shall not extend to nor include any electrical wiring, plumbing and heating and air-conditioning installations located outside of the premises but which service the premises.

    4. INDEMNIFICATION OF LESSOR. Lessor will not be liable for any damage or injury to Lessee, or to any other person, or to any property, occurring on the premises, except for any such damage or injury relating to or arising from Lessor's acts or omissions. Lessee agrees to hold Lessor harmless from any claims for damages arising out of Lessee's use of the premises, and to indemnify Lessor for any expense incurred by Lessee in defending any such claims, except for those claims resulting from the acts or omissions of the Lessor or of Lessor's employees, agents, contractors, agents and invitees.

    5. Not withstanding anything to the contrary in Paragraph 18, only those improvements listed in Exhibit "B" attached hereto shall belong to Lessor upon the expiration or earlier termination of the Lease.

    6. Lessor agrees to defend, indemnify, and hold Lessee harmless from and against any and all claims, demands, causes of action, liabilities, damages, costs and expenses (including reasonable attorneys' fees, court costs and expert witness and consultant fees), relating to or, arising from any breach by Lessor or failure to comply with any and all city, county, state and federal environmental laws or other laws relating to the storage, control or handling of hazardous materials.

                                                           /s/JB  /s/LN

    7. The Option to Purchase, contained in Paragraph 3 relates to the entire property described in Exhibit "C" attached hereto. In the event Lessee exercises the Option, said property shall be sold unencumbered by any leases now or hereafter entered into by Lessor and third parties. Notwithstanding anything to the contrary contained in Paragraph 33j, Lessee may exercise the Option to Purchase at any time after March 31, 2002, but said Option to Purchase shall expire March 31, 2005. Landlord and Tenant agree to execute the Memorandum of Option attached hereto as Exhibit "D" and to record same in the Official Records of the County of Sonoma.

        IN WITNESS WHEREOF, this Addendum No. 2 has been executed as of the day and year first written above.

LESSOR:                                  LESSEE:



By:  /s/ Louis Neve                     VINIFERA, INC., a California corporation
    ----------------------------
    LOUIS NEVE


                                        By:   /s/ Joseph Bouckaert
                                             -----------------------------------
                                        Its:            President
                                             -----------------------------------


                                        By:    /s/ Joseph Bouckaert
                                             -----------------------------------

                                        Its:   J. Bouckaert, Secretary
                                             -----------------------------------



                                                           /s/JB  /s/LN

                                    EXHIBIT A
                              "A PORTION OF" PARCEL

                                 APN 021-010-001














                          County Assessor's Parcel Map

                                    EXHIBIT B
                                  IMPROVEMENTS
                                  ------------



1.    All heating systems, and ventilation systems.
2.    12 Green Houses
3.    Well and Pumping system

                                   EXHIBIT "C"
                          OPTION PROPERTY ENTIRE PARCEL

                                 APN 021-010-001




















                          County Assessor's Parcel Map